                                                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                               /s/  George R. Wackenhut
                                          --------------------------------------
                                                   George R. Wackenhut

Signed, sealed and delivered
in the presence of:


- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                                 /s/  Daniel E. Mason
                                          --------------------------------------
                                                     Daniel E. Mason

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of March, 1996.

                                                  /s/  Juan D. Miyar
                                          --------------------------------------
                                                      Juan D. Miyar

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                              /s/  Julius W. Becton, Jr.
                                          --------------------------------------
                                                  Julius W. Becton, Jr.

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 27th day of March, 1996.

                                              /s/  Richard G. Capen, Jr.
                                          --------------------------------------
                                                  Richard G. Capen, Jr.

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                                  /s/  Paul X. Kelly
                                          --------------------------------------
                                                      Paul X. Kelly

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 29th day of March, 1996.

                                              /s/  Nancy Clark Reynolds
                                          --------------------------------------
                                                   Nancy Clark Reynolds

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                               /s/  Thomas P. Stafford
                                          --------------------------------------
                                                    Thomas P. Stafford

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness

                               POWER OF ATTORNEY

     In connection with the filing with the Securities and Exchange Commission by The Wackenhut Corporation, a Florida corporation, of a Registration Statement of Form S-2 under the Securities Act of 1933, relating to a public offering of shares of its outstanding common stock pursuant to Section 6(a) of said Act, I hereby appoint and constitute Robert C. Kneip, James P. Rowan and Daniel Mason, or any one of them (with full power in each one of them to act alone), as my true and lawful agents and attorneys-in-fact, each with power of substitution and full power and authority to act for me in any and all capacities for the purpose of signing my name as an officer or director of The Wackenhut Corporation to, and filing with the Securities and Exchange Commission, the above defined Registration Statement, any amendment or amendments to it, and any exhibit or other documents related thereto or required in connection therewith including but not limited to any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b), and I ratify and confirm all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue of this appointment and authorization.

     IN WITNESS WHEREOF, I have executed this instrument this 25th day of March, 1996.

                                              /s/  Richard R. Wackenhut
                                          --------------------------------------
                                                   Richard R. Wackenhut

Signed, sealed and delivered
in the presence of:

- ---------------------------------------------
Witness

- ---------------------------------------------
Witness